Amendment No. 2 to the
                 AAH Holdings Corporation Stockholders Agreement

     This Amendment No. 2, dated as of December 21, 2005, amends the AAH Holdings Corporation Stockholders Agreement dated as of April 30, 2004, first amended May 24, 2004 (the "Stockholders Agreement") by and among (i) AAH Holdings Corporation, a Delaware corporation (the "Company"), and (ii) the stockholders listed on the signature pages thereto (the "Stockholders"). Terms defined in the Stockholders Agreement and not otherwise defined herein are used herein as so defined.

     WHEREAS, on April 30, 2004 the Stockholders and the Company entered into the Stockholders Agreement for the purpose of regulating certain relationships of the Stockholders with regard to the Company and certain restrictions on the Common Stock and other equity securities owned by the Stockholders;

     WHEREAS, the Stockholders Agreement was amended on May 24, 2005 to allow certain Permitted Transfers (as defined therein); and

     WHEREAS, pursuant to Section 4.3 of the Stockholders Agreement, the Stockholders Agreement may be amended in certain respects as set forth herein.

     NOW, THEREFORE, the Stockholders Agreement is hereby amended as follows:

     1. Take Along. The following paragraph is added immediately following
Section 2.4(c):

     "(d) In the event the consideration to be paid in exchange for Common Stock Equivalents in a Company Sale proposed pursuant to this Section 2.4 includes any securities, and the receipt thereof by a Stockholder would require under applicable law (a) the registration or qualification of such securities or of any person as a broker or dealer or agent with respect to such securities or (b) the provision to any Stockholder of any information regarding the Company, such securities or the issuer thereof, such Stockholder shall not have the right to sell shares of Common Stock and Common Stock Equivalents in such proposed Company Sale. In such event, the Take Along Group shall have the right, but not the obligation, to cause to be paid to such Stockholder in lieu thereof, against surrender of the Common Stock Equivalents which would have otherwise been included in the Company Sale, an amount in cash equal to the Fair Market Value of such Common Stock Equivalents as of the date such securities would have been issued in exchange for such Common Stock Equivalents."

     2. Come Along. The following paragraph is added immediately following
Section 2.5(d):

     "(e) In the event the consideration to be paid in exchange for shares of Common Stock in a Transfer proposed pursuant to this Section 2.5 includes any securities, and the receipt thereof by a Stockholder would require under applicable law (a) the registration or qualification



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of such securities or of any person as a broker or dealer or agent with respect to such securities or (b) the provision to any Stockholder of any information regarding the Company, such securities or the issuer thereof, such Stockholder shall not have the right to transfer shares of Common Stock in such proposed Transfer. In such event, the Transferors shall have the right, but not the obligation, to cause to be paid to such Stockholder in lieu thereof, against surrender of the shares of Common Stock which would have otherwise been transferred by such Stockholder in the proposed Transfer, an amount in cash equal to the Fair Market Value of such shares of Common Stock as of the date such securities would have been issued in exchange for such shares of Common Stock."

     3. Rights of Participation. Section 2.7(a) is amended and restated as follows:

"(a) Rights of Participation. The Company hereby grants: (i) to each Stockholder so long as it shall own at least 5% of the Shares, (ii) to each Berkshire Stockholder so long as the Berkshire Stockholders collectively own at least 5% of the Shares, and (iii) to each WP Stockholder so long as the WP Stockholders collectively own at least 5% of the Shares, the right to purchase up to a pro rata portion of New Securities (as defined in paragraph (b) below) which the Company, from time to time, proposes to sell or issue following the date hereof. For purposes of this Section 2.7(a), a Stockholder's pro rata portion, for purposes of this Section 2.7, is the product of (i) a fraction, the numerator of which is the number of outstanding Shares which such Stockholder then owns (on a fully diluted basis after giving effect to the exercise of all Rollover Options, if any, and the conversion of all securities convertible into or exchangeable for Common Stock) and the denominator of which is the total number of such Shares held by all Stockholders (on a fully diluted basis after giving effect to the exercise of all Rollover Options, if any and the conversion of all securities convertible into or exchangeable for Common Stock), multiplied by
(ii) the number of New Securities the Company proposes to sell or issue.

     Notwithstanding the foregoing, in the event that the participation by any Stockholder in a sale by the Company of New Securities would require under applicable law (i) the registration or qualification of such securities or of any Person as a broker or dealer or agent with respect to such securities or
(ii) the provision to any Stockholder of any information regarding the Company or such securities, such Stockholder shall not have the right to purchase New Securities pursuant to this Section, unless otherwise authorized by the Board. Without limiting the generality of the foregoing, it is understood and agreed that the Company shall not be under any obligation to effect a registration of such securities under the 1933 Act or similar state statutes."


     4. Miscellaneous. Except to the extent specifically amended by this Amendment No. 2, the Stockholders Agreement as currently in effect shall remain unmodified, and the Stockholders Agreement, as amended hereby is confirmed as being in full force and effect. This Amendment shall be governed by the laws of the State of New York (regardless of the laws that might otherwise govern under applicable New York principles of conflicts of law) as to all matters, including but not limited to matters of validity, construction, effect, performance and remedies. This Amendment may be executed in two or more counterparts each of which shall be deemed an original but all of which together shall constitute one and the same instrument, and all



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signatures need not appear on any one counterpart. This Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.


            [The remainder of this page is intentionally left blank.]



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                                       Amendment No. 2 to Stockholders Agreement

     IN WITNESS WHEREOF, the undersigned, representing the Company and a majority of each of the Berkshire Stockholders, the WP Stockholders, the Management Stockholders and the Other Stockholders have caused this Amendment No. 2 to the Stockholders Agreement to be duly executed as of the day and year first above written.

                            THE COMPANY:

                            AAH HOLDINGS CORPORATION



                            By: /s/ James Harrison
                                ------------------
                            Name: James Harrison
                            Title: President



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                                       Amendment No. 2 to Stockholders Agreement


                             BERKSHIRE STOCKHOLDERS:

                             BERKSHIRE FUND V, LIMITED PARTNERSHIP


                             By: /s/ Robert J. Small
                                 -------------------
                             Name: Robert J. Small
                             Title: Managing Director


                             BERKSHIRE FUND VI, LIMITED PARTNERSHIP


                             By: /s/ Robert J. Small
                                 -------------------
                             Name: Robert J. Small
                             Title: Managing Director


                             BERKSHIRE INVESTORS LLC


                             By: /s/ Robert J. Small
                                 -------------------
                             Name: Robert J. Small
                             Title: Managing Director



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                                       Amendment No. 2 to Stockholders Agreement

                             WP STOCKHOLDERS:

                             WESTON PRESIDIO CAPITAL IV, L.P.

                             By: Weston Presidio Capital Management IV,
                                 LLC, its general partner


                             By: /s/ Kevin M. Hayes
                                 ------------------
                             Name:  Kevin M. Hayes
                             Title: Member


                             WPC ENTREPRENEUR FUND II, L.P.

                             By: Weston Presidio Capital Management IV,
                                 LLC, its general partner


                             By: /s/ Kevin M. Hayes
                             Name:  Kevin M. Hayes
                             Title: Member



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                                       Amendment No. 2 to Stockholders Agreement


                             OTHER STOCKHOLDERS:


                             /s/ Jordan Kanh
                             ---------------
                             Jordan Kahn



                             RGIP, LLC



                             By: /s/ R. Bradford Malt
                                 --------------------
                             Name: R. Bradford Malt
                             Title: Managing Member



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                                       Amendment No. 2 to Stockholders Agreement


                             MANAGEMENT STOCKHOLDERS:



                             /s/ Gerald Rittenberg
                             ---------------------
                             Gerald Rittenberg


                             /s/ James Harrison
                             ------------------
                             James Harrison

                             Paul Ansolabehere       Sheldon Babyatsky
                             Fred Berg               Laura Bucci
                             John Conlon             Michael Correale
                             Kerry Cusato            Ken Danforth
                             Margaret Davis          Barbara Devos
                             Dawn Dodge              James Dotti
                             Dorothy Dyer            Willard Finch
                             Rose Giagrande          Marie Gransbury
                             Howard Harding          Randy Harris
                             Deborah Hatley          Sean Hersey
                             Derek Itzla             Paula Kochon
                             Katherine A. Kurtz      Scott Lametto
                             Craig Leaf              William Mark
                             Jackie Mather           Karen McKenzie
                             Michael Mostrom         Cindi Olsen
                             James Plutt             George Reichel
                             Paul Rosenbaum          Maria Rubeo
                             Christine Sacramone     Susan Scott
                             David Sherman           Mark Sifferlin
                             MaryLynn Slusher        Diane D. Spaar
                             Keith Spaar             Greg Stack
                             Eric Stollman           Angela Stroh
                             Walter Thompson         Scott Van Reeth
                             Patrick Venuti          Joseph Walters
                             Deborah Warren          Craig Wiechman
                             Robert Yedowitz


                             /s/ James Harrison
                             ------------------

                             By: James Harrison, the attorney-in-fact for
                             each of the Stockholders listed above, in his capacity as Management Proxy pursuant to Section
                             4.1 of the Stockholders Agreement.